                                                                   EXHIBIT 10.15


                             DISTRIBUTION AGREEMENT
                                       FOR
               INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


DISTRIBUTION AGREEMENT ("Agreement") by and between InterQual, Inc. a Delaware corporation headquartered in Marlboro, MA ("InterQual" or "Licensor") and the entity named as "Distributor" below (also "VAR" herein).

WHEREAS, InterQual owns certain proprietary Medical Appropriateness Review Systems and related software media and other materials ("Criteria') and VAR owns certain proprietary applications software ("VAR Software"), both of which are marketed to and used in the healthcare industry, and;

WHEREAS, the parties desire to embody the Criteria into a module of the VAR Software to create one or more systems ("Product(s)") for enhancing Criteria functionality and Software marketability and for distributing Criteria Licenses for use of the Criteria with the VAR Software;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions hereof and for other good and valuable consideration, whose receipt and adequacy is hereby acknowledged, the parties agree as follows:

1. INCORPORATION. The foregoing recitals are hereby incorporated into and made a part of this Agreement.

2. REPRESENTATIONS. VAR represents that the description of its business, VAR Software into which the Criteria will be embodied and customer base shown in
Exhibit 1 is accurate and complete and that it has the technical capability to embody the Criteria into the VAR Software as shown in Exhibit 1; and InterQual represents that it is the owner of the proprietary Criteria shown in Exhibit 1; and each party represents that to the best of its knowledge it does not violate any confidentiality obligation to, or proprietary right in, or other protected interest of a third party by entering into this Agreement.

3. LICENSE. Subject to the terms and conditions of this Agreement and of its Exhibits 1 and 2 and the Attachments thereto, InterQual hereby grants to VAR the non-exclusive right (a) to embody the Criteria into the Software; (b) to distribute Criteria Licenses to VAR Software licensees (upon InterQual's execution of such Criteria Licenses, "Product Licensees") for use of the Criteria in the Product; and (c) to use InterQual's trademarks shown in Exhibit 2 hereto ("Marks") in connection therewith.

4. TERM. The Agreement term will be three years from the Effective Date shown in
Exhibit 1 ("Initial Term") and will automatically renew for additional, sequential two year terms (each a "Renewal Term") unless either part), gives notice to the other of non-renewal at least 12 months prior to the expiration of the Initial or any Renewal Term, or this Agreement is otherwise terminated.

5. CONSIDERATION. The license fees for use of the Criteria and other consideration under this Agreement will be as shown in Exhibit 2 and Attachment A thereto.

BY SIGNING BELOW, VAR ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT AND ITS RELATED EXHIBITS 1 AND 2 AND ALL ATTACHMENTS THERETO AND THAT THEY CONSTITUTE THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES AND VAR AGREES TO BE BOUND BY THEIR TERMS.

           LICENSOR:                            DISTRIBUTOR:
INTERQUAL, INC.                        LANDA MANAGEMENT SYSTEMS CORPORATION:

Signature: /s/ ALAN D. MELLO           Signature: /s/ STEVE KAY
          ----------------------                   -----------------------------
Name: Alan D. Mello                    Name: Steve Kay
     ---------------------------            ------------------------------------
Title: V.P. Marketing and Sales        Title: Chief Operating Officer
      --------------------------             -----------------------------------
Date: 12/8/95                          Date:  1/8/96
     ---------------------------            ------------------------------------

DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS



                 EXHIBIT 1: PREFERENTIAL CROSS-MARKETING PROGRAM


Intending to be bound, the parties agree that this Exhibit 1, Preferential Cross-Marketing Program, is an integral part of the Distribution Agreement by and between InterQual, Inc. ("InterQual" or "Licensor") and Landa Management Systems Corporation ("VAR" or "Distributor").

1.  PARTIES.  The parties to this Distribution Agreement are:

    1.1 LICENSOR:

    InterQual, Inc.
    Corporate Office/Technical Services/Notice Address
      293 Boston Post Road West
      Marlborough, MA 01752
      Telephone: (508) 481-1181
      Facsimile: (508) 481-2393
    Training and Consulting/Customer Services
      44 Lafayette Road
      P.O. Box 988
      North Hampton, NH 03862
      Telephone: (603) 964-7255
      Facsimile: (603) 964-7105

    CONTACTS:
      CEO:  Charles M. Jacobs (MA)
      President: Joanne Lamprey (NH)
      Marketing/Sales:  Alan Mello/Eric Kapust (MA)
      Technical: Jeff Katzif/David Baird (MA)
      Training:  Charlotte Corcoran (NH)
      Consulting: Charlotte Corcoran (NH)
      Customer Support: Carolyn Vinica (NH)



                         EXHIBIT 1: InterQual and Landa

DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


    1.2 DISTRIBUTOR:

    CORPORATE OFFICE:

      Landa Management Systems Corporation
      1370 Ridgewood Plaza, Suite 7
      Chico, CA 95926
      Phone: (916) 891-0853
      Fax:  (916) 891-8428


    CONTACTS:
      CEO: Bryan Lang
      COO: Steve Kay
      Marketing/Sales: David Wellons
      Technical: Randy Smith
      Training: Laura Sutherland
      Consulting: Laura Sutherland
      Customer Support: Laura Sutherland



2. LICENSED CRITERIA:

ISD-AC(TM) (Adult)..............Intensity/ Severity Discharge Criteria for
                                Acute Care
ISD-AC(TM) (Pediatric)..........Intensity/Severity/Discharge Criteria for Acute
                                Care

ISP(TM).........................Indications for Surgery and Procedures
ISX(TM).........................Indications for Imaging Studies and X-rays
IPR(TM).........................Indications to Physicians' Referral for
                                Specialists' Care
ISD-HC(TM)......................Intensity/Severity/Discharge Criteria for Home
                                Care
ISD-SAC(TM).....................Intensity/Severity/Discharge Criteria for
                                Subacute Care
ISD-RHB(TM).....................Intensity/Severity/Discharge Criteria for
                                Rehabilitation
ISD-LTC(TM).....................Intensity/Severity/Discharge Criteria for Long
                                Term Care

SIM(TM) (Adult).................Surgical Indications Monitoring (Adult)
SIM(TM) (Pediatric).............Surgical Indications Monitoring (Pediatric)
IPM(TM).........................Invasive Procedure Monitoring

AutoBook(TM) Software Automated Criteria Software (Site License)


                         EXHIBIT 1: InterQual and Landa

DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


3.  Distributor's Software (VAR Software):

    3.1 MAXSYS II:

    Maxsys II is a suite of software produced and marketed exclusively by Landa Management Systems Corporation, (Landcorp). It is intended for use within healthcare organizations. In particular, it is appropriate for Acute, Subacute, Community Long Term Care, PHO, HMO and physician practices.

    Maxsys II maintains a Clinical and Financial Resource Management Repository for operational and decision support use; is fully client-server open architecture; is database independent and can run on the client side with Windows 3.x, Windows NT, Windows 95 operating systems and on the server side with Novel NetWare and a wide variety of UNIX operating systems.

    Maxsys II has been written in PowerBuilder(R), a fourth generation language ("4GL") with Graphical User Interface ("GUI"). The main modules of the core Maxsys II product are as follows:

              Quality Management
              Utilization Management
              Clinical Pathways
              Risk Management
              Medical Staff and Health Professional Management and Credentialing Corporate Data Aggregation and Comparative Reporting
              Automated InterQual(R) Criteria

  This above description is not intended to be exhaustive but covers the main areas of the Maxsys II core product. Other modules will be released over time and will also be considered to be part of the Maxsys II system. For the purposes of this description, all new modules to be described in future marketing material of Landa Management Systems Corporation will be deemed to be core Maxsys II software.

    3.2 IQ/MAX.

        3.2.1 IQ/Max is the Utilization Management Module of Maxsys II excluding it's critical pathways feature. As used in this Distribution Agreement, the term VAR Software includesIQ/Max.

        3.2.2 Landacorp hereby grants to InterQual a non-exclusive right to market IQ/Max as a Criteria delivery vehicle (a Product hereunder). InterQual will distribute IQ/Max licenses to potential product licensees and submit same to Landacorp for signature. Any customer executing an IQ/Max License and a Criteria License will be a Product Licensee hereunder.

    3.3 IQ/RSM. IQ/RSM is a VAR Software derivative with the embodied criteria that enables automated use of the Criteria. Landacorp will, at InterQual's request given by notice, license IQ/RSM (a) to Product Licensees in lieu of AutoBook as shown in Exhibit 2, section 9 of this Distribution Agreement;
    (b) to other InterQual criteria distributors (vendors of software applications systems wishing to create linkages to IQ/RSM), under terms, conditions and fees equivalent to those then offered to Product Licensees hereunder.


                         EXHIBIT 1: InterQual and Landa

DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


4. PRODUCTS AND PROGRAM: The Products of this Distribution Agreement and the preferential cross-marketing program hereby established between the parties is shown in the Draft Letter of Intent between InterQual ("IQ") and Landa Management Systems Corporation ("LC") dated 12 July 1995, a copy of which is shown in Attachment A hereto, and the same is hereby incorporated into and made a part of this Distribution Agreement with the same force and effect as if set forth herein. If there is any inconsistency between the terms and conditions of the Draft Letter of Intent and this Distribution Agreement, including Exhibit 2 and any Attachments thereto, the Draft Letter of Intent (excepting Sections 4.3, 5.4, 6.3, and 6.4 thereof) will have precedence and will govern the relationship between the par-ties and between them and Third Parties and with respect to the excepted sections, the Distribution Agreement will have such precedence.

5. CUSTOMER TYPES AND MARKETS: There will be no restrictions concerning customer types (e.g. hospitals; managed care organizations, including HMOs, PPOs, PHOs, Physician Group Practices, CHINS, etc.). Subject to InterQual's ability to obtain adequate protection for its intellectual property rights, there will be no restrictions concerning geographic markets. VAR will give notice to InterQual of any potential distribution outside the United States, its Territories and Canada. No such distribution will be concluded until InterQual gives notice that it has concluded satisfactory arrangements for protection of its intellectual property in such other locations.

6. APPROVAL: VAR has previously submitted its current version of Maxsys 11 to InterQual pursuant to Exhibit 2, Sections 3.1, 3.2 and 3.3. InterQual acknowledges that same meets InterQual's Functional Requirements and that this provision hereof constitutes its notice of approval thereof.


                         EXHIBIT 1: Interqual and Landa

                            ATTACHMENT A TO EXHIBIT 1

             DRAFT LETTER OF INTENT BETWEEN INTERQUAL ("IQ") AND
                 LANDA MANAGEMENT SYSTEMS CORPORATION ("LC")

             DRAFT LETTER OF INTENT BETWEEN INTERQUAL ("IQ") AND
                  LANDA MANAGEMENT SYSTEMS CORPORATION ("LC")
                                  12 JULY 1995


1.    Preamble.

1.1   LC develops and owns the MAXSYS II software system ("MAXSYS II").

1.2 IQ develops and owns certain medical review systems and criteria sets used for utilization review, case management, practice guidance and clinical pathways ("Criteria").

1.3 LC as an independent value-added reseller of IQ Criteria has developed a software module that automates the Criteria ("MAX/CMS") and can be used with Maxsys II.

1.4  IQ and LC intend to:

      -     establish a partnership to enhance licensing and revenue potential;

      - package two separate versions of LC Software to better promote IQ Criteria, as stipulated in section two herein;

      - establish a preferential cross-marketing program between the two firms.


2.    Products.

2.1   "IQMAX"

2.1.1 Bundles certain MAXSYS II modules and MAX/CMS including the Criteria into a standalone product for utilization management.

2.1.2 Enables the user to perform patient care review based upon the Criteria.

2.1.3 Contains the following features:

      a.    patient level data collection

      b.    data aggregation. analysis and reporting, including graphics.

2.2   "MAX/RSM" - Review Session Manager

2.2.1 Bundles very limited MAXSYS II functionality with MAX/CMS.

2.2.2 Contains the following features:

      a.    limited patient demographics data entry

      b.    Criteria reviews C. review results printing.

2.2.3 MAX/RSM" will not be capable of storing patient demographics nor review data.

3.    Ongoing Product Development.

3.1 IQ will continue to supply the Criteria and any applicable updates to LC, together with functional specifications of Criteria detailing how the Criteria are to be used by end users. LC agrees that it will take all reasonable steps to protect and prevent the Criteria from being used without authority by any third party.

             DRAFT LETTER OF INTENT BETWEEN INTERQUAL ("IQ") AND
                  LANDA MANAGEMENT SYSTEMS CORPORATION ("LC")
                                  12 JULY 1995

3.2 LC will continue to perform the necessary software design, programming, and quality assurance for the MAX/CMS products.

3.3 IQ will review MAX/CMS products to certify conformance to the functional specifications stated in section 3.1

4.    Term of Agreement; Termination.

4.1   The initial term of this agreement is three years.

4.2 This agreement will automatically renew for two-year periods unless either party elects not to renew and provides the other party with 12 months prior notice.

4.3 This agreement may be terminated only for cause where applicable notice has been given, and, following a cure period, the cause remains uncorrected. This agreement may be terminated in the event of bankruptcy, receivership, or substantial reorganization of either party.


5.    Marketing & Licensing.

5.1 It is acknowledged to be in the mutual interest of both parties to sell licenses for the complete MAXSYS II and MAX/CMS product line in preference to IQMAX. It is understood that IQMAX will be offered for potential clients who do not currently want or need MAXSYS If capabilities, but who may want to upgrade in the future.

5.2 MAX/RMS is to be provided exclusively and on an interim basis to customers who have already licensed IQMAX or both MAXSYS II and MAX/CMS pending the completion of implementation of IQMAX or MAXSYS II, so as to pen-nit use of the Criteria at the earliest moment.

5.3 The parties agree to use their best efforts to engage in good faith joint Marketing and promotion of each party's products, without limiting either party's ability to market and promote the Criteria, MAXSYS II, IQMAX, and MAX/CMS on its own.

5.4 MAX/CMS, IQMAX, and MAX/RSM shall be licensed under uniform agreement containing a Criteria sublicense that is executed by LC as sublicensor and IQ as licensor. In any event, LC is the principal licensor of all software products.

5.5 MAX/IRSM shall be licensed for the then-applicable fees for Criteria license plus a certain premium (e.g.. 10% to 15%), with automatic substitution of the principal product upon initiation of principal product use.

5.6 IQ agrees to provide LC with reasonable sales assistance relative to IQMAX and MAX/CMS. LC agrees to provide IQ with reasonable sales assistance relative to IQMAX and MAX/CMS. IQ agrees to inform all IQMAX prospects of the greater benefits of MAXSYS II, and agrees to license IQMAX only if the prospective client has no current interest or use for these additional benefits. IQ and LC agree to regular exchange of sales lead and prospect information.

             DRAFT LETTER OF INTENT BETWEEN INTERQUAL ("IQ") AND
                  LANDA MANAGEMENT SYSTEMS CORPORATION ("LC")
                                  12 JULY 1995


6.0   PRICING.

6.1 LC reserves the right to determine and set any and all applicable license fees for its software products.

6.2 IQ reserves the right to determine and set any and all applicable license fees for its Criteria products.

6.3 LC and IQ intend to determine and set mutually-acceptable license fees for MAX/CMS, IQMAX, and MAX/RSM.

6.4 IQ and LC agree to provide three months' advance notice prior to effectuating any changes in license fees.

7.    LEAD GENERATION AND SALES COMMISSIONS

7.1 The purpose of intercompany lead generation and sales commissions is to provide incentives for each party's marketing and sales forces to actively promote the interest of the other party.

7.2 A lead generation commission will be payable to the party who initiates a sales contact that results in the licensing of the products shown in section two herein. The definition of "sales initiation" and the deten-nination of any applicable commission amounts and structures shall be agreed by the LC and IQ sales & marketing departments.

7.3 A sales commission will be payable to the party where the other party provided "substantial" sales assistance. The definition of "substantial" and the determination of any applicable commission amounts and structures is to be agreed by the LC and IQ sales & marketing departments.


8. LICENSE REVENUE. Except for commissions, each party receives its own license fees directly from the licensing of its products. LC will receive fees from software licenses, and IQ will receive fees from its Criteria licenses.


9. CUSTOMER TRAINING AND SUPPORT. All substantive training and support with respect to the usage of the Criteria shall be the obligation of IQ. All substantive training and support with respect to the usage of software products shall be the obligation of LC. Unless mutually agreed at a later date between the parties, LC shall have the sole responsibility for the implementation of all software systems.


10.   LICENSE OF SOFTWARE FOR IQ USAGE.

      LC agrees to license at no cost to IQ one or more copies of IQMAX to be used solely for the purposes of sales presentations and assessment of conformance to Criteria standards. IQ agrees that it will take all reasonable steps to protect and prevent the software from being used without authority BY any third party.

             DRAFT LETTER OF INTENT BETWEEN INTERQUAL ("IQ") AND
                  LANDA MANAGEMENT SYSTEMS CORPORATION ("LC")
                                  12 JULY 1995

11. FUTURE PROJECTS. The patties agree to investigate the feasibility of the development of services, processes and products to augment revenues by enabling clients to make use of emerging technologies such as electronic data interchange (EDI).


12. RELATIONSHIP. The relationship between the parties is one of good faith cooperation. No formal joint venture is contemplated nor may such be inferred. Neither party is an agent of the other. Neither party can commit the other except as specifically agreed.


13. NON-EXCLUSIVE AGREEMENT. This agreement is not exclusive. LC may incorporate the criteria of other parties into its software, and IQ may arrange for others to incorporate its Criteria into the software of other parties. Nonetheless, this agreement shall be of a preferential nature. Each party acknowledges an intent to accord preferential treatment to the other in the belief that this arrangement is in each others best interest.

14. EXECUTION. The parties acknowledge each to the other that this Letter of Intent is entered upon good faith with the express intent to induce each to expend valuable human and financial resources. It is the expectation of both parties that after prompt review and negotiation, the Intent will be embodied into a formal agreement binding IQ and LC into a cooperative venture.


FOR INTERQUAL:                         FOR LANDA MANAGEMENT SYSTEMS
                                       CORPORATION:

Charles M. Jacobs, CEO                 Stephen P. Kay, COO


Signature: /s/  CHARLES M. JACOBS      Signature: /s/ STEPHEN P. KAY
           -------------------------              ------------------------------
Date: 7/19/95                          Date: 13-JUL-95
      ------------------------------         -----------------------------------

 DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


                                    EXHIBIT 2

                          STANDARD TERMS AND CONDITIONS


1. BINDING EFFECT. Intending to be bound, the parties agree that these Standard Terms and Conditions are an integral part of the Distribution Agreement for InterQual Medical Appropriateness Review Systems ("Distribution Agreement") by and between InterQual, Inc. ("InterQual" or "Licensor") and the entity identified on the Agreement as "Distributor" (also as "VAR").

2. RELATIONSHIP. VAR's relationship with InterQual is solely that of a distributor of InterQual Criteria Licenses (in form as shown in Attachment A hereto or as amended by InterQual upon 45 days advance notice to VAR) to VAR's existing customers and prospects who are potential licensees of the Product as shown in Section 3.1 hereof. Neither party is an agent of or co-venturer with the other; neither will represent to third parties that they have any other relationship; and neither has any authority to commit or bind the other. Except as expressly otherwise provided, each party will be solely responsible for its own costs and expenses.

3. PRODUCT(S) AND APPROVAL.

      3.1 EMBODYING. VAR will embody the Criteria into the VAR Software by full integration into VAR's Software or by dynamic linkage (as this term is commonly understood in the software development industry) to InterQual's Software, or both, as shown in Exhibit 1, to create one or more "Products"

      3.2 REQUIREMENTS. The Product(s) will function in accordance with InterQual's Minimum Standards for Integrating InterQual Criteria into Third Party Software ("Functional Requirements") shown in Attachment B hereto, as the same may be amended by notice in connection with any "Update" (as this term is defined in the License Agreement).

      3.3 APPROVAL. VAR will deliver an archive copy of the latest version of the resulting Product(s) to InterQual for its review for conformance with the Functional Requirements and will not market the Product or distribute Licenses until InterQual has given to VAR notice of its approval, which will not be unreasonably withheld. If InterQual determines to withhold approval, its notice will provide reasons therefore and VAR will have the option of resubmitting to the same affect as shown above.

      3.4 PROPRIETARY NOTICES. VAR will prominently affix to and/or display with the Criteria InterQual's Copyright, Trademark and Proprietary Notices as follows and as the same may be amended by notice from InterQual in connection with any Update and/or new Product release.


                        Distribution Agreement Exhibit 2

DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


            3.4.1 Once on each copy of the Work as embodied, on the Product's title page or on introductory screen:

            a) Copyright Notice: Copyright, InterQual, Inc. 199_, 199_, etc. All rights reserved [293 Boston Post Road West, Marlborough, MA 01752].

            B) Trademarks and Registered Trademarks Notice: InterQual ISD and RAQ are registered trademarks, and ISP", ISX", IPR", IWC(TM), SIM(TM), IPM(TM), NIPM(TM), ILC(TM) ISD-AC(TM), ISD-HC(TM), ISD-SAC(TM), ISD-LTC(TM), and ISD_RHB(TM) are trademarks of InterQual, Inc.

            c) Proprietary Notice (to be used on each release permitted by InterQual): InterQual(R) Proprietary Notice:

            InterQual, Inc., the Owner/Licensor of this Medical Appropriateness Review System (Criteria/Work) has prepared this Work for the exclusive use of its Customers (Licensees under Distribution Agreements with vendors of Software Systems into which the Criteria are embedded). This Work contains confidential and trade secret information of InterQual and is provided to Licensees only under a time-limited license. All right, title and interest in this Work, including, without limitation, copyrights, trademarks, trade names, etc., belong solely to InterQual. Licensee has been authorized by InterQual to release portions of this work but only for the limited purposes set forth in InterQual's License Agreement with Licensee. (Recipient should consult with the Licensee regarding these limitations). InterQual shall not be responsible for any damages whatsoever, whether direct, indirect or consequential, regardless of the form of action, resulting from Recipient's use of, or reliance upon, the information contained in the Work. Further reproduction, adaptation, incorporation in to other media, and release of this Work by Recipient is strictly prohibited except on prior written permission of an officer of InterQual. InterQual periodically makes changes to the Work and Recipient should, in all cases, consult with InterQual at: 1-800-582-1738.


4. MARKETING AND DISTRIBUTION.

      4.1 MARKETING. VAR will use its best effort to promote and market the Product to customer types in locations shown in Section 5 of Exhibit 1. InterQual will provide to VAR reasonable marketing and promotional materials and marketing assistance relative to the Criteria and will refer to VAR prospects whose needs (in InterQual's judgment) are best met by the Product.

      4.2 SALES TRAINING & ASSISTANCE. Each party will make available its marketing and sales personnel for training by the other, at times and places to be mutually agreed upon at least once during each year of the Term. At VAR's request, InterQual will provide VAR with reasonable sales assistance by telephone and modem demonstration to prospective Product Licensees.


                        Distribution Agreement Exhibit 2

 DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


5. VAR's OBLIGATIONS.

      5.1 PRODUCT SUPPORT AND MAINTENANCE. VAR will undertake to provide timely and accurate technical support and VAR Software maintenance services to Product Licensees to assure that all Product components required for functionally efficient and effective medical appropriateness review perform in accordance with VAR's promotional materials and technical specifications and InterQual's Functional Requirements.

      5.2 UPDATES AND VAR SOFTWARE MODIFICATIONS

            5.2.1 UPDATE NOTICES. Promptly upon release of each Update, InterQual will provide same to VAR by notice ("Update Notice"). The Update Notice will designate each Update as "Regular" or "Urgent" as with or without "Material Changes." Material Changes means changes to the Criteria or associated review rules or other review system attributes that (in InterQual's judgment) require complementary VAR Software modifications for the Product to meet the Requirements.

            5.2.2 UPDATE DISTRIBUTION WITHOUT VAR SOFTWARE MODIFICATIONS. VAR will embody into the VAR Software each Regular Update without Material Changes and distribute same to Product Licensees at the time of VAR's next Product release, but not later than 120 days of the date of a regular Update Notice; and VAR will embody each Urgent Update into the VAR Software and distribute same to Product Licensees within 30 days of the date of an Urgent Update Notice.

            5.2.3 VAR SOFTWARE MODIFICATIONS. Whenever a VAR Software modification is required under this Agreement or is made at VAR's own initiative and the same is likely to substantially affect Product Licensees' use of the Criteria or any other benefit associated with use of the Product in connection with medical appropriateness review. VAR will deliver the Product with such modifications to InterQual for review and approval as shown in
            Section 3.3. If prompted by an Update Notice, it is the intention of the parties that such modifications will be completed and approved such that the Update can be distributed to Product Licensees not later than 120 days from the date of such Update Notice.

6. INTERQUAL OBLIGATIONS.

      6.1 TO CRITERIA LICENSEES. InterQual will faithfully discharge its Criteria License obligations, including without limitation, to maintain the clinical integrity and currency of the Criteria, to publish Updates, to make available to Licensees timely and informed training opportunities on proper application of its medical appropriateness review system(s), and to provide telephone customer service support.

      6.2 TO VAR. InterQual will provide reasonable written and telephone support to VAR for purposes of facilitating VAR's obligation to embody.

                        Distribution Agreement Exhibit 2

 DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


7. LICENSING FEES. Each party will from time-to-time by notice to the other establish its own Product licensing fees hereunder, VAR with respect to the VAR Software and InterQual with respect to the

Criteria.

8. LICENSING AND RELATED REVENUES

      8.1 LICENSING REVENUES. VAR has the sole right to VAR Software licensing fee revenues (except with respect to Section 8.4 revenues), and InterQual has the sole right to Criteria licensing fee revenues.

      8.2 SERVICE REVENUES. VAR has the sole right to all revenues from fees it charges a Product Licensee for VAR Software customization, installation services, technical support and related training services, and InterQual has the sole right to all revenues from fees it charges for Criteria use training, medical appropriateness review system implementation and like Criteria-related services.

      8.3 Sales COMMISSIONS. InterQual will, based upon its Initial Term Criteria License Fee revenues derived from License, (a) pay its then standard sales commissions to InterQual's marketing/sales personnel as an incentive to assist VAR's Product licensing and Criteria License distribution efforts, and (b) pay to VAR the following percentages of such revenues solely for VAR's use to pay sales commissions to VAR's marketing/sales personnel as an incentive to distribute Criteria Licenses: five (5%) percent of such Initial Term first year revenues and two (2%) percent of such Initial Term subsequent years revenues.

      8.4 OTHER REVENUES.

            8.4.1 ELECTRONIC DATA INTERCHANGE FEES. At any time when the Product includes capability by which data involving or derived from use of the Criteria are interchanged with any third party and in connection with which VAR receives any fees or payments of any kind whatsoever, or by standard industry practice could demand such fees or payments, VAR will not permit any such use of such data without InterQual's prior written approval, which may not be unreasonably withheld.

            8.4.2 OTHER REVENUE SOURCES. The parties acknowledge that it may be possible to develop valuable databases and information and analytic products and services based upon Product Licensees' medical appropriateness review experiences and agree that such revenue opportunities will be exploited jointly.

      8.5 ACCESS. Each party will have access, upon reasonable notice and during normal business hours, to inspect the premises and copy all records of the other party in connection with the others compliance with this Distribution Agreement and to verify the uses of its proprietary materials and the accuracy of all fees and payments due to the other and from Product Licensees. Each party WILL continue to have such access for a period of one year following the expiration or termination of this Distribution Agreement arid/or any Criteria License executed prior to such expiration or termination.


                        Distribution Agreement Exhibit 2

 DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


9. AUTOBOOK(TM) SOFTWARE. In connection with each Product license, VAR will, by notice to InterQual, provide its best estimate of the time required by VAR to complete Product installation and the date when VAR estimates the Licensee will be able to use the Product for medical review. In the event such date is in excess of 60 days from the Product License Agreement execution date, InterQual and/or VAR will offer to such Licensee the use of InterQual's Autobook software for conducting interim medical review InterQual may charge its customary fee for Autobook licensing.

10. TITLE.

      10.1 OWNERSHIP OF VAR SOFTWARE. InterQual acknowledges VAR's claim to exclusive right, title and interest in and to the VAR Software, including without limitation, designs, algorithms, flow charts, source code, object code, user interface and other documentation. VAR will have the right to obtain and hold in its own name trademarks, copyrights, registrations or such other protection as may be appropriate to the subject matter, and any extensions or renewals thereof. InterQual will not represent that it has any ownership in the VAR Software and will provide VAR, and any person designated by VAR, any reasonable assistance, at VAR's expense, required to perfect VAR's rights defined in this Agreement. As used, the term VAR Software does not include InterQual's Proprietary Property as shown in section 10.2. InterQual will have no right under this Agreement to use the Product or the VAR Software for its own account without the express prior written permission of VAR.

      10.2 OWNERSHIP OF INTERQUAL'S PROPRIETARY PROPERTY. VAR acknowledges InterQual's claim to exclusive right, title and interest in and to the Criteria, the InterQual developed software, database and other media in which the Criteria may be expressed or operationalized, and all materials of any kind related thereto, including without limitation, Updates, Criteria modifications made by or for VAR or any Licensee, all derivative works, and the AUTOBOOK(TM) Software ("InterQual's Proprietary
      Property"). InterQual will have the right to obtain and hold in its own name trademarks, copyrights, registrations or such other protection as may be appropriate to the subject matter, and any extensions or renewals thereof VAR will provide InterQual, and any person designated by InterQual, any reasonable assistance, at InterQual's expense, required to perfect InterQual's rights defined in this Agreement. In connection with the distribution of License Agreements and all uses of the Product, VAR will not represent that it has any ownership in InterQual's Proprietary Property, and VAR acknowledges that all such uses and any modifications of InterQual's Proprietary Property by VAR or any Licensee will inure to the benefit of InterQual. VAR will have no right under this Agreement to use InterQual's Proprietary Property or the Product for its own account without the express prior written permission of InterQual.


                        Distribution Agreement Exhibit 2

 DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


11. CONFIDENTIALITY AND NONDISCLOSURE. VAR will observe the confidentiality/nondisclosure provisions with respect to InterQual proprietary, confidential and trade secret information shown in License Agreement Exhibit B sections 2.5, 3 (introductory paragraph), 3.1 (b), (d) and (e), and 3.3. In addition, each party (and the officers, director, employees, agent, successors and assigns of each party) will, during the term of this Distribution Agreement and following its termination with or without cause, whether voluntary or involuntary, hold any and all proprietary and trade secret information of the other party (information which is known only to persons having a fiduciary or confidential relationship with such party) in strictest confidence, as a fiduciary, and shall not sell, transfer, publish, disclose or otherwise make same available to others except as expressly permitted by this Distribution Agreement or, to the extent the same has come into the public domain without breach, any License Agreement.

12. NON-EXCLUSIVITY. This Distribution Agreement is non-exclusive. InterQual may conclude distribution agreements with other software system vendors and may develop its own software systems provided only that it does not violate VAR's ownership rights as defined herein. VAR may conclude distribution agreements with vendors of other medical review Criteria except that VAR will make prudent inquiry and investigation to assure that such others' criteria are not modifications or derivative works of InterQual's Criteria and do not otherwise violate InterQual's Proprietary Product and ownership rights as defined herein.

13. INDEMNIFICATION. Each party shall indemnify, defend and hold harmless the other party, its officers, directors, employees and agents, from and against liability arising from such party's breach of its express obligations thereunder.

14. NON-RENEWAL AND TERMINATION.

      14.1 TERMINATION EVENTS. This Agreement may be terminated in whole or in part, upon the happening of one or more of the events and by the process shown in License Agreement Exhibit B Clause 8.

      14.2 EFFECT OF EXPIRATION OR TERMINATION.

            14.2.1 ON PARTIES. Upon expiration of this Distribution Agreement due to expiration or termination with or without cause, whether voluntary or involuntary, the License granted herein will be revoked with the same effect (except as shown in section 14.3 below) as shown in License Agreement Exhibit B Section 8. In addition, VAR will not adopt or use any materials derivative of the Criteria or similar to the Marks or any other criteria or mark which is likely to be similar to or confusing with the Criteria or Marks without InterQual's prior written consent, to the extent that the same would be in derogation of InterQual's legally protectable, proprietary intellectual property.

            14.2.2 ON LICENSEES. Any License Agreement executed prior to the expiration of this Agreement will, with respect to any Licensee so electing, remain in full force and effect in accordance with its terms, and VAR and InterQual will continue to FULFILL their obligations to each other and to such Licensees until the expiration by non-renewal or permitted termination thereof


                        Distribution Agreement Exhibit 2

 DISTRIBUTION AGREEMENT FOR INTERQUAL(R) MEDICAL APPROPRIATENESS REVIEW SYSTEMS


            14.2.3 ON INTERQUAL InterQual will not adopt or use any software in violation of VAR's ownership rights in and to the VAR Software insofar as the same constitutes VAR's proprietary, legally-protectable intellectual property, but InterQual will not be contained from adopting or using industry standard software development tools and user interfaces, even if VAR has also used same in the VAR Software.








                        Distribution Agreement Exhibit 2

               Draft LETTER OF Intent BETWEEN INTERQUAL ("IQ") AND
                   LANDA MANAGEMENT SYSTEMS CORPORATION("LC")
                                  12 JULY 1995


1.      PREAMBLE.

1.1     LC develops and owns the MAXSYS II software system ("MAXSYS II").

1.2 IQ develops and owns certain medical review systems and criteria sets used for utilization review, case management, practice guidance and clinical pathways ("Criteria").

1.3 LC as an independent value-added reseller of IQ Criteria has developed a software module that automates the Criteria (MAX/CMS) and can be used with MAXSYS II.

1.4     IQ and LC intend to:

        - establish a partnership to enhance licensing and revenue potential;
        - package two separate versions of LC Software to better promote IQ Criteria, as stipulated in section two herein;
        - establish a preferential cross-marketing program between the two firms.

2.      PRODUCTS.

2.1     "IQMAX'

2.1.1 Bundles certain MAXSYS II modules and MAX/CMS including the Criteria into a standalone product for utilization management.

2.1.2   Enables the user to perform patient care review based upon the Criteria.

2.1.3   Contains the following features:

        a.      patient level data collection
        b.      data aggregation, analysis and reporting, including graphics.

2.2     "MAX/RSM" - Review Session Manager

2.2.1   Bundles very limited MAXSYS II functionality with MAX(CMS.

2.2.2   Contains the following features:

        a.      limited patient demographics data entry
        b.      Criteria reviews
        C.      review results printing.

2.2.3 MAX/RSM will not be capable of storing patient demographics nor review data.

3.      ONGOING PRODUCT DEVELOPMENT.

3.1 IQ will continue to supply the Criteria and any applicable updates to LC, together with functional specifications of Criteria detailing how the Criteria are to be used by end users. LC agrees that it will take all reasonable steps to protect and prevent the Criteria from being used without authority BY any third party.

               DRAFT LETTER OF INTENT BETWEEN INTERQUAL ("IQ") AND
                   LANDA MANAGEMENT SYSTEMS CORPORATION ("LC")
                                  12 JULY 1995


3.2 LC will continue to perform the necessary software design, programming, and quality assurance for the MAX/CMS products.

3.3 IQ will review MAX/CMS products to certify conformance to the functional specifications stated in section 3.1

4.      Term OF AGREEMENT; TERMINATION.

4.1     The initial term of this agreement is three years.

4.2 This agreement will automatically renew for two-year periods unless either party elects not to renew and provides the other party with 12 months prior notice.

4.3 This agreement may be terminated only for cause where applicable notice has been given, and, following a cure period, the cause remains uncorrected. This agreement may be terminated in the event of bankruptcy, receivership, or substantial reorganization of either party.

5.      MARKETING & LICENSING.

5.1 It is acknowledged to be in the mutual interest of both parties to sell licenses for the complete MAXSYS II and MAX/CMS product line in preference to IQMAX. It is understood that IQMAX WILL be offered for potential clients who do not currently want or need MAXSYS II capabilities, but who may want to upgrade in the future.

5.2 MW/RSM is to be provided exclusively and on an interim basis to customers who have already licensed IQMAX or both MAXSYS II and MAX/CMS pending the completion of implementation of IQMAX or MAXSYS II, so as to permit use of the Criteria at the earliest moment.

5.3 The parties agree to use their best efforts to engage in good faith joint marketing and promotion of each party's products, without limiting either party's ability to market and promote the Criteria, MAXSYS II, IQMAX, and MAX/CMS on its own.

5.4 MAX/CMS, IQMAX, and MAX/RSM shall be licensed under uniform agreement containing a Criteria sublicense that is executed by LC as sublicensor and 10 as licensor. In any event, LC is the principal licensor of all software products.

5.5 MAX/RSM shall be licensed for the then-applicable fees for Criteria license plus a certain premium (e.g., 10% to 15%), with automatic substitution of the principal product upon initiation of principal product use.

5.6 IQ agrees to provide LC with reasonable sales assistance relative to IQMAX and MAX/CMS. LC agrees to provide IQ with reasonable sales assistance relative to IQMAX and MAX/CMS. IQ agrees to inform all IQMAX prospects of the greater benefits of MAXSYS II, and agrees to license IQMAX only if the prospective client has no current interest or use for these additional benefits. IQ and LC agree to regular exchange of sales lead and prospect information.

               DRAFT LETTER OF INTENT BETWEEN INTERQUAL ("IQ") AND
                   LANDA MANAGEMENT SYSTEMS CORPORATION("LC")
                                  12 JULY 1995


6.0     PRICING.

6.1 LC reserves the right to determine and set any and all applicable license fees for its software products.

6.2 IQ reserves the right to determine and set any and all applicable license fees for its Criteria products.

6.3 LC and IQ intend to determine and set mutually-acceptable license fees for Max/CMS, IQMax, and Max/RSM.

6.4 IQ and LC agree to provide three months' advance notice prior to effectuating any changes in license fees.


7.      LEAD GENERATION AND SALES COMMISSIONS

7.1 The purpose of intercompany lead generation and sales commissions is to provide incentives for each party's marketing and sales forces to actively promote the interest of the other party.

7.2 A lead generation commission will be payable to the party who initiates a sales contact that results in the licensing of the products shown in section two herein. The definition of "sales initiation" and the determination of any applicable commission amounts and structures shall be agreed by the LC and IQ sales & marketing departments.

7.3 A sales commission will be payable to the party where the other party provided "substantial" sales assistance. The definition of "substantial" and the determination of any applicable commission amounts and structures is to be agreed by the LC and IQ sales & marketing departments.

8. LICENSE REVENUE. Except for commissions, each party receives its own license fees directly from the licensing of its products. LC will receive fees from software licenses, and IQ will receive fees from its Criteria licenses.

9. CUSTOMER TRAINING AND SUPPORT. All substantive training and support with respect to the usage of the Criteria shall be the obligation of IQ. All substantive training and support with respect to the usage of software products shall be the obligation of LC. Unless mutually agreed at a later date between the parties, LC shall have the sole responsibility for the implementation of all software systems.

10.     LICENSE OF SOFTWARE FOR IQ USAGE.

        LC agrees to license at no cost to IQ one or more copies of IQMaxto be used solely for the purposes of sales presentations and assessment of conformance to Criteria standards. IQ agrees that it will take all reasonable steps to protect and prevent the software from being used without authority by any third party.

               DRAFT LETTER OF Intent BETWEEN InterQual ("IQ") AND
                   LANDA MANAGEMENT SYSTEMS CORPORATION ("LC")
                                  12 JULY 1995


11. FUTURE PROJECTS. The parties agree to investigate the feasibility of the development of services, processes and products to augment revenues BY enabling clients to make use of emerging technologies such as electronic data interchange (EDI).

12. RELATIONSHIP. The relationship between the parties is one of good faith cooperation. No formal joint venture is contemplated nor may such be inferred. Neither party is an agent of the other. Neither party can commit the other except as specifically agreed.

13. NON-EXCLUSIVE AGREEMENT. This agreement is not exclusive. LC may incorporate the criteria of other parties into its software, and IQ may arrange for others to incorporate its Criteria into the software of other parties. Nonetheless, this agreement shall be of a preferential nature. Each party acknowledges an intent to accord preferential treatment to the other in the belief that this arrangement is in each other's best interest.

14. EXECUTION. The parties acknowledge each to the other that this Letter of Intent is entered upon good faith with the express intent to induce each to expend valuable human and financial resources. It is the expectation of both parties that after prompt review and negotiation, the Intent will be embodied into a formal agreement binding IQ and LC into a cooperative venture.


FOR INTERQUAL:                         FOR LANDA MANAGEMENT SYSTEMS
                                       CORPORATION:

Charles M. Jacobs, CEO                 Stephen P. Kay, COO


Signature: /s/ CHARLES M. JACOBS       Signature: /s/ STEPHEN P. KAY
          -------------------------              ----------------------------

Date: 7-19-95                          Date: 13-JUL-95
     ------------------------------         ---------------------------------


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